UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2005

QUESTCOR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

California	001-14758	33-0476164
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3260 Whipple Road Union City, California		94587
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 400-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant.

     At a meeting held on April 6, 2005, the Audit Committee of the Board of Directors of Questcor Pharmaceuticals, Inc. (the “Company”) approved the dismissal of the firm of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm.

     E&Y’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2003 and 2004, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Company’s financial statements for each of the two fiscal years ended December 31, 2003 and 2004, and in the subsequent interim period, there are no disagreements with E&Y on any matters of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in its reports. During the period described in the preceding sentence, there were no “reportable events” (as defined in Securities and Exchange Commission Regulation S-K, Item 304 (a) (1) (v)). The Company has provided E&Y with a copy of the statements made in this Report and has requested E&Y to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.

     A copy of E&Y’s letter, dated April 11, 2005, is filed as Exhibit 16.1 to this Form 8-K.

     The Audit Committee recently concluded a proposal process for a new independent public accounting firm, which involved evaluation, investigation, and interviews with several independent registered public accounting firms. At a meeting held on April 6, 2005, the Audit Committee approved the appointment of Odenberg, Ullakko, Muranishi & Co. LLP (“OUM”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005. During the Company’s two most recent fiscal years and through the date of this Report, the Company did not consult with OUM in respect of the Company’s consolidated financial statements for the years ended December 31, 2003 and 2004, regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K. As required by Item 304(a)(2)(ii)(D) of SEC Regulation S-K, the Company has requested OUM to review the disclosure required by the Regulation and has provided OUM an opportunity to furnish the Company a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the Company’s statements in response to Item 304(a). OUM has indicated that it does not intend to provide such a letter.

Item 9.01.   Financial Statements and Exhibits.

     (c)          Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Ernst & Young LLP.

SIGNATURES

     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2005	QUESTCOR PHARMACEUTICALS, INC.
	By:	/s/ JAMES L. FARES
James L. Fares
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Ernst & Young LLP.